SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 31, 2001
                                                           -------------

                        MURDOCK COMMUNICATIONS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

            000-21463                                     42-1337746
----------------------------------            ----------------------------------
     (Commission File Number)                    (I.R.S. Employer I.D. Number)


        5539 Crane Lane NE
        Cedar Rapids, Iowa                                   52402
----------------------------------            ----------------------------------
(Address of Principal Executive                            (Zip Code)
           Offices)

                                  319-393-8999
                 ----------------------------------------------
              (Registrant's telephone number; including area code)

Item  2.  Acquisition  or  Disposition  of  Assets.
--------------------------------------------------

     Effective July 31, 2001, Murdock Communications Corporation (the "Company") completed its sale of 100% of the stock of Priority International
Communications, Inc. ("PIC") to Dartwood, LLC (the "Purchaser"). The disposition will be recorded in the third quarter of fiscal 2001 and will result in a gain on disposal for the Company. PIC was primarily engaged in the business of reselling call processing services to aggregators of operator service traffic and to a limited number of payphone operators.

     Pursuant to the Stock Purchase Agreement among the Company, MCC Acquisition Corporation, a wholly owned subsidiary of the Company ("MCC Sub"), PIC and the Purchaser, the Purchaser purchased all of the shares of PIC from MCC Sub for a total purchase price of $196,000, comprised of $100,000 cash and a non-interest bearing promissory note of $96,000 payable in 24 monthly installments of $4,000. The Company assigned the cash payment of $100,000 and the promissory note to MCC Investment Company, LLC, a company owned by Berthel Fisher &
Company, Inc. and another significant shareholder of the Company, to repay $196,000 of outstanding debt.

     The Company is not aware of any material relationship between the Purchaser and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer as of the date of this report, except that Wayne Wright, a Director and shareholder of the Company, is related to the owner of the Purchaser.

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
Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          The Unaudited Consolidated Financial Statements dated June 30, 2001, contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, reflect PIC as a Discontinued Operation.

          The following pro forma financial information relating to the sale of PIC by the Company is filed as part of this report:

                                                          Page  No.
                                                          ---------

          Unaudited  Pro  Forma  Consolidated
          Statement  of  Operations  for  the  year            5
          ended  December  31,  2000

     (c)  Exhibits

          2.1- Stock  Purchase  Agreement,  dated  as  of  July  31, 2001, among
               Murdock Communications Corporation, MCC Acquisition Corporation, Priority International Communications, Inc. and Dartwood, LLC.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MURDOCK  COMMUNICATIONS  CORPORATION
Date:  August  15,  2001
                                            BY /s/ Paul C. Tunink
                                              ----------------------------------
                                                       Paul C. Tunink,
                                                     Vice President and
                                                   Chief Financial Officer

                       MURDOCK COMMUNICATIONS CORPORATION
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS


     The following unaudited pro forma consolidated statement of operations of the Company gives effect to the disposition of PIC as if it had occurred on January 1, 2000. The unaudited pro forma consolidated statement of operations is presented for illustrative purposes only and is not necessarily indicative of the consolidated results of operations of the Company that would have been reported had the disposition occurred on January 1, 2000, nor does it represent a forecast of the consolidated results of operations of the Company for any future period. The following unaudited pro forma consolidated statement of operations is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes thereto of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 2000.


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
                       MURDOCK COMMUNICATIONS CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                           Year ended December 31, 2000
                                   (Unaudited)


                                                                           Year  Ended  December  31,  2000
                                                                     -------------------------------------------
                                                                       COMPANY        PRO-FORMA       COMPANY
                                                                      HISTORICAL   ADJUSTMENT (A)    PRO-FORMA
                                                                     ------------  ---------------  ------------
REVENUES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     8,437   $       (8,246)  $       191

COSTS OF SALES. . . . . . . . . . . . . . . . . . . . . . . . . . .        5,525           (5,319)          206
                                                                     ------------  ---------------  ------------

GROSS PROFIT (LOSS) . . . . . . . . . . . . . . . . . . . . . . . .        2,912           (2,927)          (15)

OPERATING EXPENSES
  Selling, general and administrative expenses. . . . . . . . . . .        2,750           (1,298)        1,452
  Depreciation and amortization expense . . . . . . . . . . . . . .          935             (920)           15
  Impairment of assets. . . . . . . . . . . . . . . . . . . . . . .        5,510           (4,555)          955
  AcNet bad debt and acquisition expenses . . . . . . . . . . . . .          990                -           990
                                                                     ------------  ---------------  ------------
      TOTAL OPERATING EXPENSES. . . . . . . . . . . . . . . . . . .       10,185           (6,773)        3,412
                                                                     ------------  ---------------  ------------

LOSS FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . .       (7,273)           3,846        (3,427)

NON-OPERATING INCOME (EXPENSE)
  Interest expense, net . . . . . . . . . . . . . . . . . . . . . .       (3,540)             296        (3,244)
  Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .        7,287             (286)        7,001
                                                                     ------------  ---------------  ------------
      TOTAL NON-OPERATING INCOME (EXPENSE). . . . . . . . . . . . .        3,747               10         3,757
                                                                     ------------  ---------------  ------------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE . . . . . . . . . . . . . .       (3,526)           3,856           330

  Income tax (expense) benefit. . . . . . . . . . . . . . . . . . .            9                -             9
                                                                     ------------  ---------------  ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS. . . . . . . . . . . . . .       (3,517)           3,856           339

DISCONTINUED OPERATIONS
  Loss from operations. . . . . . . . . . . . . . . . . . . . . . .       (1,175)               -        (1,175)
  Loss on disposition . . . . . . . . . . . . . . . . . . . . . . .         (332)               -          (332)
                                                                     ------------  ---------------  ------------
      TOTAL DISCONTINUED OPERATIONS . . . . . . . . . . . . . . . .       (1,507)               -        (1,507)
                                                                     ------------  ---------------  ------------

LOSS BEFORE EXTRAORDINARY ITEM. . . . . . . . . . . . . . . . . . .       (5,024)           3,856        (1,168)

EXTRAORDINARY ITEM - GAIN ON EXTINGUISHMENT OF DEBT . . . . . . . .          722                -           722
                                                                     ------------  ---------------  ------------

NET LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,302)           3,856          (446)

Dividends and accretion of 8% Series A Convertible Preferred Stock.         (125)               -          (125)
                                                                     ------------  ---------------  ------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS. . . . . . . . . . . .  $    (4,427)  $        3,856   $      (571)
                                                                     ============  ===============  ============

BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE
  Income (loss) from continuing operations. . . . . . . . . . . . .  $     (0.34)  $         0.36   $      0.02
  Loss from discontinued operations . . . . . . . . . . . . . . . .        (0.14)               -         (0.14)
                                                                     ------------  ---------------  ------------
  Loss before extraordinary item. . . . . . . . . . . . . . . . . .        (0.48)            0.36         (0.12)
  Extraordinary item - gain on extinguishment of debt . . . . . . .         0.07                -          0.07
                                                                     ------------  ---------------  ------------
      NET LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . .  $     (0.41)  $         0.36   $     (0.05)
                                                                     ============  ===============  ============

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING. . . .   10,869,511       10,869,511    10,869,511
                                                                     ============  ===============  ============

(a)  Revenues and expenses of the PIC business.

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